Press Release

RLJ Lodging Trust Reports Second Quarter 2019 Results

- Disposition of two non-core hotel portfolios for approximately $490 million
- Early termination of Wyndham management agreements

Bethesda, MD, August 7, 2019 – RLJ Lodging Trust (the “Company”) (NYSE: RLJ) today reported results for the three and six months ended June 30, 2019.

Highlights of Strategic Initiatives

•	Sold a 21-hotel portfolio (“Portfolio 21”) in June and under firm contract to sell an 18-hotel portfolio (“Portfolio 18”) in August

•	Entered into agreement to terminate Wyndham management and NOI guarantee agreements

•	Sold Kingston Plantation in Myrtle Beach, SC for approximately $156 million in June

•	Refinanced approximately $0.4 billion of debt

•	Pro forma RevPAR increased 0.7%, driven by an increase of 0.4% in ADR and 0.3% in Occupancy

•	Repurchased approximately 3.1 million common shares for approximately $54.3 million

“We had a very successful quarter, in addition to delivering solid operational results, we made significant progress on our strategic initiatives, including entering into agreements to sell two non-core portfolios of slow-growth, low-RevPAR hotels and unlocking significant embedded real estate value by terminating our management and NOI guarantee agreements with Wyndham,” commented Leslie D. Hale, President and Chief Executive Officer. “These transformational transactions improved our portfolio quality, elevated our growth profile, and positioned our portfolio for long-term growth and NAV appreciation. With a fortress balance sheet and over $1 billion of investment capacity, RLJ has multiple levers to create shareholder value.”
The prefix “Pro forma”, as defined by the Company, denotes operating results which include results for periods prior to its ownership and excludes sold hotels. Pro forma RevPAR and Pro forma Hotel EBITDA Margin are reported on a comparable basis and therefore exclude any hotels sold during the period and non-comparable hotels that were not open for operation or were closed for renovation for comparable periods. Explanations of EBITDA, EBITDAre, Adjusted EBITDA, Hotel EBITDA, Hotel EBITDA Margin, FFO, and Adjusted FFO, as well as reconciliations of those measures to net income or loss, if applicable, are included within this release.

Pro forma RevPAR growth for the second quarter was 0.7%. Pro forma RevPAR excluding Portfolio 18, increased 1.1% for the second quarter. The Company's top performing markets were Louisville and Northern California with Pro forma RevPAR growth of 12.1% and 6.9%, respectively.

Net Income for the second quarter was $33.7 million, a decrease of $30.7 million from the comparable period in 2018. For the three months ended June 30, 2019 and June 30, 2018, net income included $32.4 million and $12.0 million, respectively, from sold hotels.

Adjusted EBITDA for the second quarter was $148.4 million, a decrease of $11.5 million from the comparable period in 2018. For the three months ended June 30, 2019 and June 30, 2018, Adjusted EBITDA included $14.3 million and $25.0 million, respectively, from sold hotels.

Financial and Operating Highlights

($ in thousands, except ADR, RevPAR, and per share amounts)
(unaudited)

	For the three months ended June 30,			For the six months ended June 30,
	2019	2018	Change	2019	2018	Change
Operational Overview: (1)
Pro forma ADR	$182.44	$181.77	0.4%	$181.05	$178.79	1.3%
Pro forma Occupancy	82.4%	82.1%	0.3%	78.8%	78.9%	(0.1)%
Pro forma RevPAR	$150.25	$149.19	0.7%	$142.68	$140.98	1.2%

Financial Overview:
Total Revenues	$448,727	$484,691	(7.4)%	$847,994	$914,285	(7.3)%
Pro forma Hotel Revenue	$408,405	$403,987	1.1%	$772,634	$759,323	1.8%

Net Income (2)	$33,681	$64,393	(47.7)%	$62,013	$88,286	(29.8)%

Pro forma Hotel EBITDA	$143,192	$144,035	(0.6)%	$252,822	$251,926	0.4%
Pro forma Hotel EBITDA Margin	35.1%	35.7%	(59) bps	32.7%	33.2%	(46) bps
Adjusted EBITDA (3)	$148,381	$159,837	(7.2)%	$259,927	$275,629	(5.7)%

Adjusted FFO	$119,190	$127,915	(6.8)%	$201,830	$209,386	(3.6)%
Adjusted FFO Per Diluted Common Share and Unit	$0.69	$0.73	(5.5)%	$1.16	$1.20	(3.3)%
Note:
(1) Pro forma statistics reflect the Company's 127 hotel portfolio as of August 7, 2019, which excludes Portfolio 21 and Kingston Plantation hotels sold in June 2019 but includes Portfolio 18.
(2) For the three months ended June 30, 2019 and 2018, sold hotels contributed $32.4 million and $12.0 million, respectively, to Net Income. For the six months ended June 30, 2019 and 2018, sold hotels contributed $37.0 million and $17.5 million, respectively, to Net Income.
(3) For the three months ended June 30, 2019, and 2018, sold hotels contributed $14.3 million and $25.0 million, respectively, to Adjusted EBITDA. For the six months ended June 30, 2019 and 2018, sold hotels contributed $25.2 million and $41.7 million, respectively, to Adjusted EBITDA.

Prior Quarterly Outlook Bridge
The following table reconciles the Company's results for the second quarter with the outlook issued as of May 8, 2019.

	Outlook as of May 8, 2019		Adjusted Outlook		Variance at Midpoint
		Impact of Dispositions		Actual
Pro forma Consolidated Hotel EBITDA	$155.1M to $160.5M	($16.7M)	$138.4M to $143.8M	$143.2M	$2.1M
Adjusted EBITDA	$145.0M to $150.1M	($1.1M)	$143.9M to $149.0M	$148.4M	$2.0M

Dispositions Update
The Company is providing the following update on recent disposition activity.

•	Sold two Kingston Plantation hotels with 640 rooms for $156 million in June. The sale equates to a 12.9x trailing multiple, inclusive of planned capital expenditures.

•	Entered into two transactions to sell 39 non-core legacy hotels for approximately $490 million at a blended 10.6x trailing multiple, inclusive of planned capital requirements:

–	Portfolio 21 closed in June 2019.

–	Portfolio 18 is scheduled to close in August 2019. The Company currently holds a $17.5 million non-refundable deposit from the purchaser.

Please refer to the Schedule of Hotel Dispositions within this release for a list of hotels included in the two transactions.

The sale of Portfolio 18 is subject to customary closing conditions. However, there can be no assurance the Company will be able to successfully consummate the transaction.

Wyndham Termination
The Company entered into a non-binding letter of intent and is finalizing a definitive agreement with Wyndham to terminate the management and NOI guarantee agreements on the Wyndham hotels. The significant terms of termination agreement will include the following:

•	Management agreement and guarantee will terminate effective December 31, 2019

•	Wyndham remains obligated to fund the 2019 guarantee payment estimated to be $10 million

•	RLJ will receive a termination payment of $35.0 million

•	At RLJ's option, these hotels may operate under transitional franchise and/or management agreements through December 31, 2020, with an extension option through December 31, 2021

The Company is also currently evaluating branding alternatives for the Wyndham hotels and expects rebrandings to occur in stages starting in 2020.

Debt Financing
In April 2019, the Company refinanced approximately $381 million of secured debt, which reduced borrowing costs, extended maturities (including extensions), and improved non-financial terms. In connection with these transactions, the Company entered into a new $200.0 million mortgage loan maturing in April 2024, a new $96.0 million mortgage loan maturing in April 2026, and an amended and restated $85.0 million seven-year floating rate mortgage loan maturing in April 2026.

The cash proceeds received from the two new mortgage loans were used to repay the Company's $150.0 million secured loan maturing in October 2021 and an approximately $140 million secured loan maturing in March 2022.

Share Repurchases
During the second quarter, the Company repurchased 0.4 million shares of its common stock for $7.8 million at an average price per share of $17.56. Year-to-date, as of August 7, 2019, the Company has repurchased approximately 3.1 million shares of its common stock for approximately $54.3 million at an average price per share of $17.29. As of August 7, 2019, the Company's share buyback program had a remaining capacity of approximately $206.0 million.

Balance Sheet
As of June 30, 2019, the Company had $697.6 million of unrestricted cash on its balance sheet, $600.0 million available on its revolving credit facility, and $2.2 billion of debt outstanding.

The Company’s ratio of net debt to Adjusted EBITDA for the trailing twelve-month period ended June 30, 2019, was 3.3x.

Dividends
The Company’s Board of Trustees declared a cash dividend of $0.33 per common share of beneficial interest in the second quarter. The dividend was paid on July 15, 2019, to shareholders of record as of June 28, 2019.

The Company's Board of Trustees declared a preferred dividend of $0.4875 on its Series A cumulative convertible preferred shares. The dividend was paid on July 31, 2019, to shareholders of record as of June 28, 2019.

Outlook
The Company is adjusting its outlook for the impact of the dispositions. The Company's full-year outlook includes 109 hotels. Pro forma RevPAR growth, Pro forma Hotel EBITDA Margin and Pro forma Consolidated Hotel EBITDA excludes Portfolio 21, Portfolio 18, and Kingston Plantation for all periods presented. The Company's outlook for Adjusted EBITDA and Adjusted FFO per Diluted Share and Unit includes Portfolio 21, Portfolio 18, and Kingston Plantation for the Company's ownership period. Other than Portfolio 18, future acquisitions, dispositions, financings, or share repurchases are not incorporated into the Company's outlook below and could result in a material change to the Company's outlook.

	Prior Outlook as of May 8, 2019		Adjusted Outlook
Impact of Dispositions
Pro forma RevPAR growth	0.0% to +2.0%	-	0.0% to +2.0%
Pro forma Hotel EBITDA Margin	31.8% to 32.6%	-20 bps to -40 bps	31.6% to 32.2%
Pro forma Consolidated Hotel EBITDA	$527.0M to $552.0M	($78.0M)	$449.0M to $474.0M
Corporate Cash General & Administrative	$35.0M to $36.0M	-	$35.0M to $36.0M
Adjusted EBITDA	$492.0M to $517.0M	($37.0M)	$455.0M to $480.0M
Adjusted FFO per Diluted Share and Unit	$2.18 to $2.30	($0.20)	$1.98 to $2.10

Additionally, key assumptions underlying the Company's full year 2019 outlook include:

•	Closing of the Portfolio 18 sale in August

•	Net interest expense of $88 million to $90 million, which excludes the impact of unrealized gains or losses related to interest rate hedges

•	Capital expenditures related to renovations in the range of $90 million to $110 million and approximately 40 bps to 50 bps of renovation related RevPAR disruption

•	Cash income tax expense of $3 million to $4 million

•	Diluted weighted-average common shares and units of 172.9 million, assuming no additional share repurchases

For the third quarter 2019, the Company anticipates Pro forma Consolidated Hotel EBITDA to be between 23.8% and 24.8% of the Company's full year 2019 outlook, calculated at the midpoint of the respective outlook range.

Investor Presentation and Supplemental Information
Please refer to the investor presentation and the schedule of supplemental information posted to the Company's website for additional details on the disposition transactions and pro forma operating statistics.

Earnings Call
The Company will conduct its quarterly analyst and investor conference call on August 8, 2019, at
10:00 a.m. (Eastern Time). The conference call can be accessed by dialing (877) 407-3982 or (201) 493-6780 for international participants and requesting RLJ Lodging Trust’s second quarter earnings conference call. Additionally, a live webcast of the conference call will be available through the Company’s website at http://www.rljlodgingtrust.com. A replay of the conference call webcast will be archived and available online through the Investor Relations page of the Company’s website.

About Us
RLJ Lodging Trust is a self-advised, publicly traded real estate investment trust that owns primarily premium-branded, high-margin, focused-service and compact full-service hotels. As of June 30, 2019, the Company's portfolio consisted of 127 hotels with approximately 25,400 rooms located in 23 states and the District of Columbia and an ownership interest in one unconsolidated hotel with 171 rooms.

Forward Looking Statements
The following information contains certain statements, other than purely historical information, including estimates, projections, statements relating to the Company’s business plans, objectives and expected operating results, and the assumptions upon which those statements are based, that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally are identified by the use of the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “plan,” “may,” “will,” “will continue,” “intend,” “should,” or similar expressions. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, beliefs, and expectations, such forward-looking statements are not predictions of future events or guarantees of future performance and the Company’s actual results could differ materially from those set forth in the forward-looking statements. Some factors that might cause such a difference include the following: the current global economic uncertainty, increased direct competition, changes in government regulations or accounting rules, changes in local, national, and global real estate conditions, declines in the lodging industry, seasonality of the lodging industry, risks related to natural disasters, such as earthquakes and hurricanes, hostilities, including future terrorist attacks or fear of hostilities that affect travel, the Company’s ability to obtain lines of credit or permanent financing on satisfactory terms, changes in interest rates, access to capital through offerings of the Company’s common and preferred shares of beneficial interest, or debt, the Company’s ability to identify suitable acquisitions, the Company’s ability to close on identified acquisitions and integrate those businesses, and inaccuracies of the Company’s accounting estimates. Given these uncertainties, undue reliance should not be placed on such statements. Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise. The Company cautions investors not to place undue reliance on these forward-looking statements and urges investors to carefully review the disclosures the Company makes concerning risks and uncertainties in the sections entitled “Risk Factors,” “Forward-Looking Statements,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report, as well as risks, uncertainties, and other factors discussed in other documents filed by the Company with the Securities and Exchange Commission.

###
 Additional Contacts:
Sean M. Mahoney, Executive Vice President and Chief Financial Officer – (301) 280-7774
For additional information or to receive press releases via email, please visit our website:
 http://www.rljlodgingtrust.com

RLJ Lodging Trust
Non-GAAP and Accounting Commentary

Non-Generally Accepted Accounting Principles (“Non-GAAP”) Financial Measures
The Company considers the following non-GAAP financial measures useful to investors as key supplemental measures of its performance: (1) FFO, (2) Adjusted FFO, (3) EBITDA, (4) EBITDAre, (5) Adjusted EBITDA, (6) Hotel EBITDA, and (7) Hotel EBITDA Margin. These Non-GAAP financial measures should be considered along with, but not as alternatives to, net income or loss as a measure of its operating performance. FFO, Adjusted FFO, EBITDA, EBITDAre, Adjusted EBITDA, Hotel EBITDA, and Hotel EBITDA Margin as calculated by the Company, may not be comparable to other companies that do not define such terms exactly as the Company.

Funds From Operations (“FFO”)
The Company calculates Funds from Operations (“FFO”) in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net income or loss (calculated in accordance with GAAP), excluding gains or losses from sales of real estate, impairment, the cumulative effect of changes in accounting principles, plus depreciation and amortization, and adjustments for unconsolidated partnerships and joint ventures. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most real estate industry investors consider FFO to be helpful in evaluating a real estate company’s operations. The Company believes that the presentation of FFO provides useful information to investors regarding the Company’s operating performance and can facilitate comparisons of operating performance between periods and between real estate investment trusts (“REITs”), even though FFO does not represent an amount that accrues directly to common shareholders.

The Company’s calculation of FFO may not be comparable to measures calculated by other companies who do not use the NAREIT definition of FFO or do not calculate FFO per diluted share in accordance with NAREIT guidance. Additionally, FFO may not be helpful when comparing the Company to non-REITs. The Company presents FFO attributable to common shareholders, which includes unitholders of limited partnership interest (“OP units”) in RLJ Lodging Trust, L.P., the Company’s operating partnership, because the OP units are redeemable for common shares of the Company. The Company believes it is meaningful for the investor to understand FFO attributable to all common shares and OP units.

EBITDA and EBITDAre
Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”) is defined as net income or loss excluding: (1) interest expense; (2) provision for income taxes, including income taxes applicable to sales of assets; and (3) depreciation and amortization. The Company considers EBITDA useful to an investor in evaluating and facilitating comparisons of its operating performance between periods and between REITs by removing the impact of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results. In addition, EBITDA is used as one measure in determining the value of hotel acquisitions and dispositions.

In addition to EBITDA, the Company presents EBITDAre in accordance with NAREIT guidelines, which defines EBITDAre as net income or loss (calculated in accordance with GAAP) excluding interest expense, income tax expense, depreciation and amortization expense, gains or losses from sales of real estate, impairment, and adjustments for unconsolidated partnerships and joint ventures. The Company believes that the presentation of EBITDAre provides useful information to investors regarding the Company’s operating performance and can facilitate comparisons of operating performance between periods and between REITs.

Adjustments to FFO and EBITDAre
The Company adjusts FFO, EBITDA, and EBITDAre for certain items that the Company considers either outside the normal course of operations or extraordinary. The Company believes that Adjusted FFO, Adjusted EBITDA, and Adjusted EBITDAre provide useful supplemental information to investors regarding its ongoing operating performance that, when considered with net income or loss, FFO, EBITDA, and EBITDAre, are beneficial to an investor’s understanding of its operating performance. The Company adjusts FFO, EBITDA, and EBITDAre for the following items:

•	Transaction Costs: The Company excludes transaction costs expensed during the period.

•	Non-Cash Expenses: The Company excludes the effect of certain non-cash items such as the amortization of share-based compensation and non-cash income taxes.

•	Other Non-Operational Expenses: The Company excludes the effect of certain non-operational expenses representing income and expenses outside of the normal course of operations

The Company previously presented Adjusted EBITDA with adjustments for noncontrolling interests in consolidated joint ventures. The rationale for including 100% of Adjusted EBITDA for consolidated joint ventures with noncontrolling interests is that the full amount of any debt of these consolidated joint ventures is reported in our consolidated balance sheet and metrics using debt to EBITDA provide a better understanding of the Company’s leverage. This is also consistent with NAREIT’s definition of EBITDAre.

Hotel EBITDA and Hotel EBITDA Margin
With respect to Consolidated Hotel EBITDA, the Company believes that excluding the effect of corporate-level expenses and certain non-cash items provides a more complete understanding of the operating results over which individual hotels and operators have direct control. The Company believes property-level results provide investors with supplemental information about the ongoing operational performance of the Company’s hotels and the effectiveness of its third-party management companies.

Pro forma Consolidated Hotel EBITDA includes prior ownership information provided by the sellers of the hotels for periods prior to our acquisition of the hotels, which has not been audited and excludes results from sold hotels as applicable. Pro forma Hotel EBITDA and Pro forma Hotel EBITDA Margin exclude the results of any non-comparable hotels that were under renovation or not open for the entirety of the comparable periods. The following is a summary of pro forma hotel adjustments:

Pro forma adjustments: Acquired hotels
For the three and six months ended June 30, 2019 and 2018, respectively, no hotels were acquired.

Pro forma adjustments: Sold hotels
For the three and six months ended June 30, 2019 and 2018, pro forma adjustments included the hotels shown on the Schedule of Hotel Dispositions within this release, with the exception of Portfolio 18, and the following sold hotels:

•	Embassy Suites Boston - Marlborough

•	Sheraton Philadelphia Society Hill Hotel

•	Embassy Suites Napa Valley

•	DoubleTree Columbia

•	The Vinoy Renaissance St. Petersburg Resort & Golf Club

•	DoubleTree by Hilton Burlington Vermont

•	Holiday Inn San Francisco - Fisherman's Wharf

RLJ Lodging Trust
Consolidated Balance Sheets
(Amounts in thousands, except share and per share data)
(unaudited)

	June 30, 2019	December 31, 2018
Assets
Investment in hotel properties, net	$4,706,110	$5,378,651
Investment in unconsolidated joint ventures	16,612	22,279
Cash and cash equivalents	697,600	320,147
Restricted cash reserves	48,330	64,695
Hotel and other receivables, net of allowance of $352 and $598, respectively	65,019	52,115
Lease right-of-use assets	147,023	—
Deferred income tax asset, net	43,343	47,395
Intangible assets, net	173	52,448
Prepaid expense and other assets	48,018	67,367
Hotel properties held for sale, net	169,439	—
Total assets	$5,941,667	$6,005,097
Liabilities and Equity
Debt, net	$2,200,722	$2,202,676
Accounts payable and other liabilities	183,791	203,833
Deferred income tax liability	2,766	2,766
Advance deposits and deferred revenue	23,125	25,411
Lease liabilities	122,399	—
Accrued interest	6,922	7,913
Distributions payable	64,941	65,557
Total liabilities	2,604,666	2,508,156
Equity
Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value, 50,000,000 shares authorized
Series A Cumulative Convertible Preferred Shares, $0.01 par value, 12,950,000 shares authorized; 12,879,475 shares issued and outstanding, liquidation value of $328,266, at June 30, 2019 and December 31, 2018	366,936	366,936
Common shares of beneficial interest, $0.01 par value, 450,000,000 shares authorized; 173,459,015 and 174,019,616 shares issued and outstanding at June 30, 2019 and December 31, 2018, respectively	1,735	1,740
Additional paid-in capital	3,182,351	3,195,381
Accumulated other comprehensive (loss) income	(21,836)	16,195
Distributions in excess of net earnings	(216,583)	(150,476)
Total shareholders’ equity	3,312,603	3,429,776
Noncontrolling interest:
Noncontrolling interest in consolidated joint ventures	13,957	11,908
Noncontrolling interest in the Operating Partnership	10,441	10,827
Total noncontrolling interest	24,398	22,735
Preferred equity in a consolidated joint venture, liquidation value of $45,544 at December 31, 2018	—	44,430
Total equity	3,337,001	3,496,941
Total liabilities and equity	$5,941,667	$6,005,097

Note:
The corresponding notes to the consolidated financial statements can be found in the Company’s Quarterly Report on Form 10-Q.

RLJ Lodging Trust
Consolidated Statements of Operations
(Amounts in thousands, except share and per share data)
(unaudited)

	For the three months ended June 30,		For the six months ended June 30,
	2019	2018	2019	2018
Revenues
Operating revenues
Room revenue	$378,857	$403,232	$716,527	$760,877
Food and beverage revenue	49,458	58,444	93,704	110,639
Other revenue	20,412	23,015	37,763	42,769
Total revenues	$448,727	$484,691	$847,994	$914,285
Expenses
Operating expenses
Room expense	$88,898	$94,459	$173,086	$184,428
Food and beverage expense	35,910	42,406	70,119	83,669
Management and franchise fee expense	35,825	37,252	69,944	72,928
Other operating expense	101,596	108,556	198,713	214,679
Total property operating expenses	262,229	282,673	511,862	555,704
Depreciation and amortization	54,956	61,648	113,359	123,056
Property tax, insurance and other	31,201	35,537	61,797	70,036
General and administrative	11,765	15,523	22,925	26,436
Transaction costs	425	247	984	1,920
Total operating expenses	360,576	395,628	710,927	777,152
Other income	349	565	622	1,657
Interest income	1,073	960	2,245	2,190
Interest expense	(25,237)	(25,443)	(45,299)	(54,144)
(Loss) gain on sale of hotel properties and hotel properties held for sale, net	(24,835)	796	(24,835)	(2,938)
Gain on extinguishment of indebtedness, net	—	7	—	7,666
Income before equity in (loss) income from unconsolidated joint ventures	39,501	65,948	69,800	91,564
Equity in (loss) income from unconsolidated joint ventures	(2,403)	799	(2,784)	418
Income before income tax expense	37,098	66,747	67,016	91,982
Income tax expense	(3,417)	(2,354)	(5,003)	(3,696)
Net income	33,681	64,393	62,013	88,286
Net (income) loss attributable to noncontrolling interests:
Noncontrolling interest in consolidated joint ventures	(96)	(55)	256	179
Noncontrolling interest in the Operating Partnership	(141)	(254)	(233)	(327)
Preferred distributions - consolidated joint venture	—	(370)	(186)	(735)
Redemption of preferred equity - consolidated joint venture	—	—	(1,153)	—
Net income attributable to RLJ	33,444	63,714	60,697	87,403
Preferred dividends	(6,279)	(6,279)	(12,557)	(12,557)
Net income attributable to common shareholders	$27,165	$57,435	$48,140	$74,846
Basic per common share data:
Net income per share attributable to common shareholders	$0.16	$0.33	$0.27	$0.43
Weighted-average number of common shares	172,661,878	174,238,854	172,729,064	174,216,387
Diluted per common share data:
Net income per share attributable to common shareholders	$0.16	$0.33	$0.27	$0.43
Weighted-average number of common shares	172,766,091	174,364,547	172,808,513	174,316,348

Note:
The Statements of Comprehensive Income and corresponding notes to the consolidated financial statements can be found in the Company’s Quarterly
Report on Form 10-Q.

RLJ Lodging Trust
Reconciliation of Non-GAAP Measures
(Amounts in thousands, except per share data)
(unaudited)

Funds from Operations (FFO) Attributable to Common Shareholders and Unitholders

	For the three months ended June 30,		For the six months ended June 30,
	2019	2018	2019	2018
Net income	$33,681	$64,393	$62,013	$88,286
Preferred dividends	(6,279)	(6,279)	(12,557)	(12,557)
Preferred distributions - consolidated joint venture	—	(370)	(186)	(735)
Redemption of preferred equity - consolidated joint venture	—	—	(1,153)	—
Depreciation and amortization	54,956	61,648	113,359	123,056
Loss (gain) on sale of hotel properties and hotel properties held for sale, net	24,835	(796)	24,835	2,938
Noncontrolling interest in consolidated joint ventures	(96)	(55)	256	179
Adjustments related to consolidated joint ventures (1)	(75)	(80)	(149)	(155)
Adjustments related to unconsolidated joint ventures (2)	3,534	669	4,228	1,337
FFO	110,556	119,130	190,646	202,349
Transaction costs	425	247	984	1,920
Gain on extinguishment of indebtedness, net	—	(7)	—	(7,666)
Amortization of share-based compensation	3,035	3,172	5,760	5,686
Non-cash income tax expense	2,770	1,826	4,052	2,929
Other expenses (3)	2,404	3,547	388	4,168
Adjusted FFO	$119,190	$127,915	$201,830	$209,386

Adjusted FFO per common share and unit-basic	$0.69	$0.73	$1.16	$1.20
Adjusted FFO per common share and unit-diluted	$0.69	$0.73	$1.16	$1.20

Basic weighted-average common shares and units outstanding (4)	173,435	175,013	173,502	174,990
Diluted weighted-average common shares and units outstanding (4)	173,539	175,138	173,581	175,090

Note:
(1) Includes depreciation and amortization expense allocated to the noncontrolling interest in the consolidated joint ventures.
(2)  Includes our ownership interest in the depreciation and amortization expense and loss on sale of the unconsolidated joint ventures.
(3) Represents income and expenses outside of the normal course of operations, including debt modification costs, hurricane-related costs that were not reimbursed by insurance, executive transition costs, activist shareholder costs, and unrealized gains and losses on certain discontinued cash flow hedges.
(4)  Includes 0.8 million weighted-average operating partnership units for the three and six month periods ended June 30, 2019 and 2018, respectively.

RLJ Lodging Trust
Reconciliation of Non-GAAP Measures
(Amounts in thousands)
(unaudited)

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)

	For the three months ended June 30,		For the six months ended June 30,
	2019	2018	2019	2018
Net income	$33,681	$64,393	$62,013	$88,286
Depreciation and amortization	54,956	61,648	113,359	123,056
Interest expense, net of interest income	24,164	24,483	43,055	51,954
Income tax expense	3,417	2,354	5,003	3,696
Adjustments related to unconsolidated joint ventures (1)	736	796	1,552	1,591
EBITDA	116,954	153,674	224,982	268,583
Loss (gain) on sale of hotel properties and hotel properties held for sale, net	24,835	(796)	24,835	2,938
Loss on sale of unconsolidated joint ventures (2)	2,923	—	2,923	—
EBITDAre	144,712	152,878	252,740	271,521
Transaction costs	425	247	984	1,920
Gain on extinguishment of indebtedness, net	—	(7)	—	(7,666)
Amortization of share-based compensation	3,035	3,172	5,760	5,686
Other expenses (3)	209	3,547	443	4,168
Adjusted EBITDA	148,381	159,837	259,927	275,629
General and administrative (4)	8,730	9,152	17,156	17,446
Other corporate adjustments (5)	422	55	977	542
Consolidated Hotel EBITDA	157,533	169,044	278,060	293,617
Pro forma adjustments - income from sold hotels	(14,341)	(25,009)	(25,238)	(41,691)
Pro forma Consolidated Hotel EBITDA	143,192	144,035	252,822	251,926
Pro forma adjustments - income from non-comparable hotels	—	—	—	—
Pro forma Hotel EBITDA	$143,192	$144,035	$252,822	$251,926

Note:
(1) Includes our ownership interest in the interest, depreciation, and amortization expense of the unconsolidated joint ventures.
(2) Includes our ownership interest in the loss on sale of the unconsolidated joint ventures associated with two resort hotel properties owned by the Company in Myrtle Beach, SC.
(3) Represents income and expenses outside of the normal course of operations, including debt modification costs, hurricane-related costs that were not reimbursed by insurance, executive transition costs, and activist shareholder costs.
(4) Excludes amortization of share-based compensation and activist shareholder costs reflected in Adjusted EBITDA.
(5) Other corporate adjustments include property-level adjustments and certain revenues and expenses at corporate entities. These items include interest income, amortization of deferred management fees, key money amortization, ground rent amortization, legal fees, revenues and expenses associated with non-hotel properties, income (loss) from unconsolidated entities, internal lease rent expense, and other items.

RLJ Lodging Trust
Reconciliation of Non-GAAP Measures
(Amounts in thousands)
(unaudited)

Pro forma Hotel EBITDA Margin

	For the three months ended June 30,		For the six months ended June 30,
	2019	2018	2019	2018
Total revenue	$448,727	$484,691	$847,994	$914,285
Pro forma adjustments - revenue from sold hotels	(39,327)	(79,491)	(73,992)	(153,336)
Other corporate adjustments / non-hotel revenue	(995)	(1,213)	(1,368)	(1,626)
Pro forma Hotel Revenue	$408,405	$403,987	$772,634	$759,323

Pro forma Hotel EBITDA	$143,192	$144,035	$252,822	$251,926

Pro forma Hotel EBITDA Margin	35.1%	35.7%	32.7%	33.2%

RLJ Lodging Trust
Consolidated Debt Summary
(Amounts in thousands)
(unaudited)

Loan	Base Term (Years)	Maturity (incl. extensions)	Floating / Fixed	Interest Rate (1)	Balance as of June 30, 2019 (2)
Secured Debt
Mortgage loan - 1 hotel	10	Jun 2022	Fixed	5.25%	$31,089
Mortgage loan - 2 hotels	10	Oct 2022	Fixed	4.95%	56,448
Mortgage loan - 1 hotel	10	Oct 2022	Fixed	4.95%	32,446
Mortgage loan - 1 hotel	10	Oct 2022	Fixed	4.94%	28,662
Mortgage loan - 7 hotels	3	Apr 2024	Floating (3)	3.33%	200,000
Mortgage loan - 3 hotels	5	Apr 2026	Floating	4.00%	96,000
Mortgage loan - 4 hotels	5	Apr 2026	Floating (3)(5)	3.42%	85,000
Weighted-Average / Secured Total				3.94%	$529,645

Unsecured Debt
Revolver (4)	4	Apr 2021	Floating	3.90%	$—
$400 Million Term Loan Maturing 2021	5	Apr 2021	Floating (3)(5)	3.10%	400,000
$150 Million Term Loan Maturing 2022	7	Jan 2022	Floating (3)	3.08%	150,000
$400 Million Term Loan Maturing 2023	5	Jan 2023	Floating (3)	3.78%	400,000
$225 Million Term Loan Maturing 2023	5	Jan 2023	Floating (3)	3.78%	225,000
Senior Unsecured Notes	10	Jun 2025	Fixed	6.00%	475,000
Weighted-Average / Unsecured Total				4.19%	$1,650,000

Weighted-Average / Gross Debt				4.13%	$2,179,645
Note:
(1) Interest rates as of June 30, 2019.
(2) Excludes the impact of fair value adjustments and deferred financing costs.
(3) The floating interest rate is hedged with an interest rate swap.
(4) As of June 30, 2019, there was $600.0 million of borrowing capacity on the revolver, which is charged an unused commitment fee of 0.30% annually.
(5) Reflects an interest rate swap of $81.8 million on the $85.0 million mortgage loan and $350.0 million on the $400.0 million term loan.

RLJ Lodging Trust
Pro forma Operating Statistics - Top 60 Assets
(unaudited)

Property	City/State	# of Rooms	Pro forma Consolidated Hotel EBITDA
The Knickerbocker New York	New York, NY	330	$13,503
Marriott Louisville Downtown	Louisville, KY	620	12,943
Wyndham San Diego Bayside	San Diego, CA	600	10,653
San Francisco Marriott Union Square	San Francisco, CA	401	10,603
Wyndham Boston Beacon Hill	Boston, MA	304	9,744
The Mills House Wyndham Grand Hotel	Charleston, SC	216	9,047
Embassy Suites San Francisco Airport - Waterfront	Burlingame, CA	340	9,009
Courtyard Austin Downtown Convention Center	Austin, TX	270	8,760
Embassy Suites San Francisco Airport - South San Francisco	South San Francisco, CA	312	8,272
Embassy Suites Los Angeles - International Airport South	El Segundo, CA	349	8,016
DoubleTree Grand Key Resort	Key West, FL	216	7,918
Wyndham New Orleans - French Quarter	New Orleans, LA	374	7,917
Embassy Suites Fort Lauderdale 17th Street	Fort Lauderdale, FL	361	7,895
Embassy Suites Mandalay Beach - Hotel & Resort	Oxnard, CA	250	7,432
Courtyard San Francisco	San Francisco, CA	166	7,431
Courtyard Portland City Center	Portland, OR	256	7,421
Residence Inn Palo Alto Los Altos	Los Altos, CA	156	7,173
Renaissance Pittsburgh Hotel	Pittsburgh, PA	300	6,804
Hilton Garden Inn San Francisco Oakland Bay Brg	Emeryville, CA	278	6,795
DoubleTree Metropolitan Hotel New York City	New York, NY	764	6,510
Embassy Suites Deerfield Beach - Resort & Spa	Deerfield Beach, FL	244	6,432
Hyatt House Emeryville San Francisco Bay Area	Emeryville, CA	234	6,408
Wyndham Philadelphia Historic District	Philadelphia, PA	364	6,404
Courtyard Waikiki Beach	Honolulu, HI	403	6,338
Fairfield Inn & Suites Washington DC Downtown	Washington, DC	198	6,055
Wyndham Santa Monica At the Pier	Santa Monica, CA	132	5,979
Hyatt House San Jose Silicon Valley	San Jose, CA	164	5,937
Embassy Suites Atlanta - Buckhead	Atlanta, GA	316	5,887
Courtyard Chicago Downtown Magnificent Mile	Chicago, IL	306	5,860
Hyatt House Santa Clara	Santa Clara, CA	150	5,818
Embassy Suites Milpitas Silicon Valley	Milpitas, CA	266	5,505
Courtyard Charleston Historic District	Charleston, SC	176	5,443
DoubleTree Suites by Hilton Austin	Austin, TX	188	5,437
Embassy Suites Tampa Downtown Convention Center	Tampa, FL	360	5,391
Wyndham Houston - Medical Center Hotel & Suites	Houston, TX	287	5,338
Marriott Denver South @ Park Meadows	Lone Tree, CO	279	5,200
Embassy Suites Boston Waltham	Waltham, MA	275	5,040
Residence Inn Bethesda Downtown	Bethesda, MD	188	5,026
Residence Inn Austin Downtown Convention Center	Austin, TX	179	4,881
Hyatt House San Diego Sorrento Mesa	San Diego, CA	193	4,858
Hilton Cabana Miami Beach	Miami Beach, FL	231	4,765
Hyatt Centric Midtown Atlanta	Atlanta, GA	194	4,765
Renaissance Fort Lauderdale Plantation Hotel	Plantation, FL	250	4,626
Embassy Suites Orlando - International Drive South/Convention Center	Orlando, FL	244	4,565
Homewood Suites Washington DC Downtown	Washington, DC	175	4,455
Embassy Suites Irvine Orange County	Irvine, CA	293	4,418
Hilton Garden Inn Los Angeles Hollywood	Los Angeles, CA	160	4,343
Embassy Suites Dallas - Love Field	Dallas, TX	248	4,203
Hyatt Place Washington DC Downtown K Street	Washington, DC	164	4,130
Embassy Suites Los Angeles Downey	Downey, CA	220	3,973
Embassy Suites Miami - International Airport	Miami, FL	318	3,896
Renaissance Boulder Flatiron Hotel	Broomfield, CO	232	3,864
Hyatt House San Ramon	San Ramon, CA	142	3,823
Embassy Suites Phoenix - Biltmore	Phoenix, AZ	232	3,711
Marriott Denver Airport @ Gateway Park	Aurora, CO	238	3,664
Residence Inn National Harbor Washington DC	Oxon Hill, MD	162	3,597
Hyatt Place Fremont Silicon Valley	Fremont, CA	151	3,589
Wyndham Pittsburgh University Center	Pittsburgh, PA	251	3,538
Hilton Garden Inn New Orleans Convention Center	New Orleans, LA	286	3,509
Embassy Suites Minneapolis - Airport	Bloomington, MN	310	3,472
Top 60 Assets		16,266	367,989
Other (67 Assets)		9,140	118,944
Total Portfolio		25,406	$486,933
Note: For the trailing twelve months ended June 30, 2019. Results reflect the Company's 127 hotel portfolio as of June 30, 2019, that excludes Portfolio 21 and Kingston Plantation sold in June 2019, but includes Portfolio 18 under contract to be sold. Results reflect 100% of the financial results of three consolidated joint ventures and exclude the Chateau LeMoyne-French Quarter New Orleans, which is an unconsolidated hotel. Amounts in thousands, except rooms. Unaudited information presented only for comparison purposes.

RLJ Lodging Trust
Pro forma Operating Statistics
(unaudited)

For the three months ended June 30, 2019 and 2018

Top Markets	# of Hotels	Occupancy			ADR			RevPAR
		2019	2018	Var	2019	2018	Var	2019	2018	Var
Northern California	12	88.6%	85.0%	4.2%	$234.78	$228.92	2.6%	$207.92	$194.50	6.9%
Southern California	9	85.4%	86.5%	(1.2)%	181.91	182.54	(0.3)%	155.42	157.88	(1.6)%
South Florida	8	83.2%	86.3%	(3.5)%	168.58	167.53	0.6%	140.30	144.54	(2.9)%
Austin	13	78.6%	79.9%	(1.5)%	170.44	165.51	3.0%	134.04	132.21	1.4%
New York City	5	92.5%	91.7%	0.9%	248.35	250.44	(0.8)%	229.73	229.71	0.0%
Washington, DC	6	86.6%	88.5%	(2.1)%	225.50	225.48	0.0%	195.25	199.47	(2.1)%
Houston	11	71.3%	74.3%	(4.0)%	137.70	143.43	(4.0)%	98.21	106.58	(7.9)%
Chicago	13	83.5%	78.1%	6.8%	148.49	154.12	(3.6)%	123.93	120.38	2.9%
Louisville	5	73.4%	67.1%	9.3%	185.97	181.37	2.5%	136.42	121.72	12.1%
Denver	9	79.5%	79.5%	(0.1)%	141.56	144.33	(1.9)%	112.48	114.81	(2.0)%
Other	36	81.1%	81.5%	(0.5)%	170.07	169.21	0.5%	137.94	137.97	0.0%
Total	127	82.4%	82.1%	0.3%	$182.44	$181.77	0.4%	$150.25	$149.19	0.7%

Service Level	# of Hotels	Occupancy			ADR			RevPAR
		2019	2018	Var	2019	2018	Var	2019	2018	Var
Focused-Service	81	81.2%	81.8%	(0.7)%	$171.31	$172.21	(0.5)%	$139.17	$140.87	(1.2)%
Compact Full-Service	45	83.9%	83.4%	0.5%	190.99	189.25	0.9%	160.16	157.92	1.4%
Full-Service	1	73.5%	59.5%	23.5%	224.53	225.34	(0.4)%	165.09	134.12	23.1%
Total	127	82.4%	82.1%	0.3%	$182.44	$181.77	0.4%	$150.25	$149.19	0.7%

Chain Scale	# of Hotels	Occupancy			ADR			RevPAR
		2019	2018	Var	2019	2018	Var	2019	2018	Var
Upper Upscale	35	81.6%	80.6%	1.2%	$185.34	$182.20	1.7%	$151.21	$146.83	3.0%
Upscale	80	82.8%	83.2%	(0.5)%	178.37	179.33	(0.5)%	147.70	149.28	(1.1)%
Upper Midscale	10	81.7%	80.2%	1.9%	162.59	164.32	(1.1)%	132.80	131.77	0.8%
Other	2	86.0%	81.8%	5.2%	304.17	300.88	1.1%	261.57	245.99	6.3%
Total	127	82.4%	82.1%	0.3%	$182.44	$181.77	0.4%	$150.25	$149.19	0.7%

Flags	# of Hotels	Occupancy			ADR			RevPAR
		2019	2018	Var	2019	2018	Var	2019	2018	Var
Embassy Suites	21	83.2%	82.8%	0.4%	$175.19	$173.30	1.1%	$145.76	$143.54	1.5%
Residence Inn	21	80.7%	82.1%	(1.7)%	162.90	164.96	(1.2)%	131.46	135.43	(2.9)%
Courtyard	20	81.4%	82.1%	(0.7)%	181.94	181.58	0.2%	148.19	149.01	(0.6)%
Hyatt House	11	86.5%	85.9%	0.6%	176.53	178.41	(1.1)%	152.64	153.33	(0.4)%
Wyndham	8	83.6%	83.5%	0.2%	184.76	185.71	(0.5)%	154.43	154.99	(0.4)%
SpringHill Suites	7	71.6%	74.5%	(4.0)%	132.93	131.59	1.0%	95.14	98.08	(3.0)%
Marriott	6	79.4%	73.4%	8.1%	210.16	202.65	3.7%	166.79	148.76	12.1%
Fairfield Inn & Suites	6	85.4%	83.4%	2.4%	174.92	175.92	(0.6)%	149.42	146.80	1.8%
Hilton Garden Inn	5	82.1%	81.1%	1.3%	172.08	174.45	(1.4)%	141.34	141.44	(0.1)%
DoubleTree	4	94.1%	92.0%	2.3%	214.76	219.93	(2.3)%	202.13	202.40	(0.1)%
Renaissance	3	76.0%	80.6%	(5.7)%	171.98	167.93	2.4%	130.78	135.41	(3.4)%
Hyatt Place	3	79.3%	84.7%	(6.4)%	205.77	203.11	1.3%	163.11	171.95	(5.1)%
Hampton Inn	3	78.7%	78.6%	0.2%	144.36	146.80	(1.7)%	113.66	115.32	(1.4)%
Homewood Suites	2	85.4%	84.9%	0.6%	202.64	203.33	(0.3)%	173.01	172.55	0.3%
Hyatt	2	78.6%	80.6%	(2.6)%	203.08	196.85	3.2%	159.52	158.71	0.5%
Hilton	1	78.0%	80.5%	(3.1)%	185.32	191.72	(3.3)%	144.54	154.36	(6.4)%
Other	4	80.6%	77.9%	3.6%	259.14	257.25	0.7%	208.96	200.32	4.3%
Total	127	82.4%	82.1%	0.3%	$182.44	$181.77	0.4%	$150.25	$149.19	0.7%
Note: Results reflect the Company's 127 hotel portfolio as of June 30, 2019, that excludes Portfolio 21 and Kingston Plantation sold in June 2019, but includes Portfolio 18 under contract to be sold. Results reflect 100% of the financial results of three consolidated joint ventures and exclude the Chateau LeMoyne-French Quarter New Orleans, which is an unconsolidated hotel. Unaudited information presented only for comparison purposes.

RLJ Lodging Trust
Pro forma Operating Statistics
(unaudited)

For the six months ended June 30, 2019 and 2018

Top Markets	# of Hotels	Occupancy			ADR			RevPAR
		2019	2018	Var	2019	2018	Var	2019	2018	Var
Northern California	12	84.9%	82.1%	3.4%	$243.20	$226.60	7.3%	$206.39	$185.95	11.0%
Southern California	9	82.6%	85.2%	(3.1)%	177.72	177.39	0.2%	146.79	151.22	(2.9)%
South Florida	8	86.7%	89.2%	(2.8)%	200.33	201.66	(0.7)%	173.63	179.79	(3.4)%
Austin	13	79.2%	78.1%	1.5%	173.18	173.52	(0.2)%	137.21	135.44	1.3%
New York City	5	87.1%	87.7%	(0.6)%	215.86	214.50	0.6%	188.12	188.04	0.0%
Washington, DC	6	79.3%	82.1%	(3.4)%	208.90	207.18	0.8%	165.56	170.01	(2.6)%
Houston	11	72.2%	73.8%	(2.2)%	140.05	144.15	(2.8)%	101.07	106.32	(4.9)%
Chicago	13	71.4%	68.4%	4.4%	136.22	140.06	(2.7)%	97.21	95.78	1.5%
Louisville	5	68.6%	62.9%	9.1%	167.70	162.38	3.3%	115.10	102.15	12.7%
Denver	9	71.6%	73.8%	(3.0)%	135.75	138.11	(1.7)%	97.13	101.86	(4.6)%
Other	36	77.6%	77.9%	(0.4)%	170.04	167.90	1.3%	132.01	130.82	0.9%
Total	127	78.8%	78.9%	(0.1)%	$181.05	$178.79	1.3%	$142.68	$140.98	1.2%

Service Level	# of Hotels	Occupancy			ADR			RevPAR
		2019	2018	Var	2019	2018	Var	2019	2018	Var
Focused-Service	81	76.7%	77.5%	(1.0)%	$167.06	$166.17	0.5%	$128.20	$128.82	(0.5)%
Compact Full-Service	45	81.2%	81.2%	0.0%	192.98	189.74	1.7%	156.77	154.13	1.7%
Full-Service	1	69.6%	56.2%	23.9%	199.05	196.81	1.1%	138.60	110.60	25.3%
Total	127	78.8%	78.9%	(0.1)%	$181.05	$178.79	1.3%	$142.68	$140.98	1.2%

Chain Scale	# of Hotels	Occupancy			ADR			RevPAR
		2019	2018	Var	2019	2018	Var	2019	2018	Var
Upper Upscale	35	79.3%	78.7%	0.7%	$192.68	$188.34	2.3%	$152.81	$148.29	3.0%
Upscale	80	78.8%	79.4%	(0.8)%	172.43	171.59	0.5%	135.80	136.27	(0.3)%
Upper Midscale	10	76.3%	74.4%	2.5%	157.48	158.99	(1.0)%	120.13	118.33	1.5%
Other	2	77.3%	76.1%	1.6%	278.85	268.06	4.0%	215.57	204.04	5.7%
Total	127	78.8%	78.9%	(0.1)%	$181.05	$178.79	1.3%	$142.68	$140.98	1.2%

Flags	# of Hotels	Occupancy			ADR			RevPAR
		2019	2018	Var	2019	2018	Var	2019	2018	Var
Embassy Suites	21	81.4%	81.8%	(0.4)%	$186.20	$183.07	1.7%	$151.64	$149.72	1.3%
Residence Inn	21	76.7%	78.1%	(1.8)%	160.32	161.82	(0.9)%	122.95	126.37	(2.7)%
Courtyard	20	77.4%	77.9%	(0.6)%	172.78	171.48	0.8%	133.69	133.51	0.1%
Hyatt House	11	82.9%	83.7%	(1.0)%	179.54	176.10	2.0%	148.80	147.43	0.9%
Wyndham	8	79.9%	78.9%	1.3%	172.86	173.99	(0.6)%	138.13	137.22	0.7%
SpringHill Suites	7	66.2%	69.2%	(4.4)%	130.75	129.17	1.2%	86.53	89.43	(3.2)%
Marriott	6	74.3%	69.1%	7.5%	210.59	199.67	5.5%	156.43	137.98	13.4%
Fairfield Inn & Suites	6	80.6%	77.6%	3.9%	170.67	172.25	(0.9)%	137.61	133.65	3.0%
Hilton Garden Inn	5	76.2%	77.5%	(1.7)%	171.77	169.46	1.4%	130.91	131.35	(0.3)%
DoubleTree	4	91.4%	90.6%	0.8%	204.70	205.61	(0.4)%	187.01	186.31	0.4%
Renaissance	3	74.3%	77.3%	(3.9)%	171.89	170.70	0.7%	127.63	131.92	(3.3)%
Hyatt Place	3	75.0%	80.1%	(6.4)%	192.07	187.37	2.5%	143.99	150.01	(4.0)%
Hampton Inn	3	73.5%	74.5%	(1.4)%	138.04	139.63	(1.1)%	101.45	104.02	(2.5)%
Homewood Suites	2	79.3%	75.9%	4.4%	184.35	185.27	(0.5)%	146.21	140.70	3.9%
Hyatt	2	80.0%	81.2%	(1.5)%	216.72	198.61	9.1%	173.40	161.27	7.5%
Hilton	1	81.6%	86.9%	(6.1)%	213.00	224.53	(5.1)%	173.87	195.11	(10.9)%
Other	4	73.8%	71.8%	2.8%	241.45	236.81	2.0%	178.21	169.99	4.8%
Total	127	78.8%	78.9%	(0.1)%	$181.05	$178.79	1.3%	$142.68	$140.98	1.2%
Note: Results reflect the Company's 127 hotel portfolio as of June 30, 2019, that excludes Portfolio 21 and Kingston Plantation sold in June 2019, but includes Portfolio 18 under contract to be sold. Results reflect 100% of the financial results of three consolidated joint ventures and exclude the Chateau LeMoyne-French Quarter New Orleans, which is an unconsolidated hotel. Unaudited information presented only for comparison purposes.

RLJ Lodging Trust
Schedule of Hotel Dispositions

Kingston Plantation - Sold June 2019

Hotel	City/State	# of Rooms
Embassy Suites Myrtle Beach Oceanfront Resort	Myrtle Beach, SC	255
Hilton Myrtle Beach Resort	Myrtle Beach, SC	385
Total		640

Portfolio 21 - Sold June 2019

Hotel	City/State	# of Rooms
Courtyard Austin Airport	Austin, TX	150
Courtyard Boulder Longmont	Longmont, CO	78
Courtyard Fort Lauderdale SW Miramar	Miramar, FL	128
Courtyard Salt Lake City Airport	Salt Lake City, UT	154
Fairfield Inn & Suites San Antonio Downtown Market	San Antonio, TX	110
Hampton Inn Fort Walton Beach	Fort Walton Beach, FL	100
Hampton Inn West Palm Beach Airport Central	West Palm Beach, FL	105
Hampton Inn & Suites Clearwater St. Petersburg Ulmerton Road	Clearwater, FL	128
Hampton Inn & Suites Denver Tech Center	Denver, CO	123
Hilton Garden Inn Bloomington	Bloomington, IN	168
Hilton Garden Inn Durham Raleigh Research Triangle Park	Durham, NC	177
Hilton Garden Inn West Palm Beach Airport	West Palm Beach, FL	100
Residence Inn Chicago Oak Brook	Oak Brook, IL	156
Residence Inn Detroit Novi	Novi, MI	107
Residence Inn Fort Lauderdale Plantation	Plantation, FL	138
Residence Inn Fort Lauderdale SW Miramar	Miramar, FL	130
Residence Inn Longmont Boulder	Longmont, CO	84
Residence Inn Salt Lake City Airport	Salt Lake City, UT	104
Residence Inn San Antonio Downtown Market Square	San Antonio, TX	95
Residence Inn Silver Spring	Silver Spring, MD	130
SpringHill Suites Boulder Longmont	Longmont, CO	90
Total		2,555

Portfolio 18 - Scheduled to close August 2019

Hotel	City/State	# of Rooms
Courtyard Austin Northwest Arboretum	Austin, TX	102
Courtyard Boulder Louisville	Louisville, CO	154
Courtyard Denver West Golden	Golden, CO	110
Courtyard Louisville Northeast	Louisville, KY	114
Courtyard South Bend Mishawaka	Mishawaka, IN	78
Hampton Inn Houston Near The Galleria	Houston, TX	176
Hyatt House Austin Arboretum	Austin, TX	131
Hyatt House Dallas Lincoln Park	Dallas, TX	155
Hyatt House Dallas Uptown	Dallas, TX	141
Hyatt House Houston Galleria	Houston, TX	147
Residence Inn Austin North Parmer Lane	Austin, TX	88
Residence Inn Austin Northwest Arboretum	Austin, TX	84
Residence Inn Boulder Louisville	Louisville, CO	88
Residence Inn Denver West Golden	Golden, CO	88
Residence Inn Louisville Northeast	Louisville, KY	102
SpringHill Suites Austin North Parmer Lane	Austin, TX	132
SpringHill Suites Louisville Hurstbourne North	Louisville, KY	142
SpringHill Suites South Bend Mishawaka	Mishawaka, IN	87
Total		2,119